UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2010
(Date of Earliest Event Reported)

Shrink Nanotechnologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-138083 (Commission File Number)	20-2197964 (I.R.S. Employer Identification No.)

2038 Corte Del Nogal, Suite 110
Carlsbad, CA  92011
 (Address of principal executive offices)

760-804-8844
 (Registrant's telephone number, including area code)

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01.                      Regulation FD Disclosure

Press Releases on April 29, 2010

On Thursday, April 29, 2010, Shrink Nanotechnologies, Inc. (the “Company”) issued a press release relating to the launch of its NanoShrink™ material.  A copy of this press release is furnished as an exhibit to this Report.

In addition, on April 29, 2010, the Company also issued a press release relating the organization of Shrink Solar LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, that will hold the Company’s nano-structured solar film designs, and which management anticipates with further develop the product and hopefully commercialize the same.  A copy of this press release is furnished as an exhibit to this Report.

Press Releases on April 30, 2010

On Friday, April 30, 2010, the Company issued a press release relating to the publication of an independent report in Frost & Sulivan’s Technology Insights publication which focused on the Company’s OptiSol™ Solar Concentrator technology that the Company’s newly formed subsidiary, Shrink Solar, LLC, is working towards commercialization of.  A copy of this press release is furnished as an exhibit to this Report.

On April 30, 2010, the Company also issued a press release relating to the filing of an additional patent application on its landmark solar concentrator technology.  A copy of this press release is furnished as an exhibit to this report.

The Company is aware, among other risks that statements made in its press releases or within this report may contain projections and milestones and are subject to a degree of uncertainty as described in the Forward Looking Statements section of its annual and quarterly reports and as contained in such press releases, as well as risks enumerated in the Company’s Risk Factors as filed in its reports as filed with the SEC from time to time.  Accordingly, no assurance can be made that the Company will achieve any of these goals or milestones.

 Item 9.01 Financial Statements and Exhibits

(d)           Exhibits .

The following shall be deemed furnished with this Report.

99.1	Press release dated as of April 29, 2010, relating to NanoShrink™ material (Deemed Furnished)

99.2	Press release dated as of April 29, 2010, relating to formation of Shrink Solar, LLC (Deemed Furnished)

99.3	Press release dated as of April 30, 2010, relating to independent report in Frost & Sullivan’s Technology Insights publication (Deemed Furnished)

99.4	Press release dated as of April 30, 2010, relating to filing of additional solar related patent applications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SHRINK NANOTECHNOLOGIES, INC.

Date: May 5, 2010
                         By:  /s/ Mark L. Baum, Esq.
                         Name:           Mark L. Baum, Esq.
                         Title:           Chief Executive Officer